Amounts in Accumulated Other Comprehensive Income, Exclusive of Tax Impacts, that have not yet been Recognized as Components of Net Periodic Benefit Costs (Details) $ in Millions	Sep. 30, 2015 USD ($)
Pension Benefits
Accumulated other comprehensive loss (income)
Net transition obligation	$ 1
Net prior service credit	4
Total	5
Postretirement Benefits
Accumulated other comprehensive loss (income)
Net transition obligation	0
Net prior service credit	(1)
Total	$ (1)